SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2013 (February 8, 2013)

Integrated Silicon Solution, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Zanker Road

San Jose, California

95112

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 969-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arranges of Certain Officers.

Amendment to 2007 Incentive Compensation Plan

On February 8, 2013, the stockholders of Integrated Silicon Solution, Inc. (the “Company”) approved an amendment to the Company’s 2007 Incentive Compensation Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan by 2,000,000 shares (the “Amendment”). The Amendment was approved by the Company’s Board of Directors on December 5, 2012. The purpose of the Amendment was to enable the Company to continue to grant equity incentives as a means to attract, incentivize and retain employees. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock (which may be granted in the form of restricted stock shares or RSUs), dividend equivalent rights, and performance units to Company employees, including executive officers, and consultants as well as for automatic grants of awards to the non-employee members of the Company’s Board of Directors. The Compensation Committee or its delegates may determine the awards to be made under the Plan.

A copy of the Plan, as amended, is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on Friday, February 8, 2013 at 3:30 p.m., local time, in San Jose, California.

(a) The following nominees for directors were elected. Each person elected as a director will serve until the next annual meeting of stockholders and until such person’s successor is elected and qualified:

Name of Nominee	Votes in Favor	Votes Withheld	Broker non-votes
Jimmy S.M. Lee	19,484,126	2,934,326	3,532,496
Scott D. Howarth	20,077,302	2,341,150	3,532,496
Kong Yeu Han	19,508,113	2,910,339	3,532,496
Paul Chien	19,622,422	2,796,030	3,532,496
Jonathan Khazam	19,622,962	2,795,490	3,532,496
Keith McDonald	20,020,834	2,397,618	3,532,496
Stephen Pletcher	19,596,849	2,821,603	3,532,496
Bruce A. Wooley	19,146,621	3,271,831	3,532,496
John Zimmerman	20,104,353	2,314,099	3,532,496

(b) The Company’s stockholders approved the Amendment with 12,139,317 votes in favor, 10,249,026 votes against, 30,109 votes abstaining and 3,532,496 broker non-votes.

(c) The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2013, with 25,673,477 votes in favor, 213,769 votes against and 63,702 votes abstaining.

(d) The Company’s stockholders approved an advisory (non-binding) proposal concerning the Company’s executive compensation program with 21,816,838 votes in favor, 496,345 votes against, 105,269 votes abstaining and 3,532,496 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	2007 Incentive Compensation Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

Date: February 13, 2013	/s/ JOHN M. COBB
John M. Cobb
Vice President and Chief Financial Officer